                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                                 West Coast Bancorp
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                               WEST COAST BANCORP
                              535 East First Street
                            Tustin, California 92780


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held August 22, 2000


TO THE SHAREHOLDERS OF WEST COAST BANCORP:

         NOTICE IS HEREBY GIVEN that, pursuant to its Bylaws and the call of its Board of Directors, the Annual Meeting of Shareholders (the "Meeting") of West Coast Bancorp, a California corporation (the "Company"), will be held on Tuesday, August 22, 2000, at 5:30 p.m. at the offices of Sunwest Bank, 535 East First Street, Tustin, California 92780, for the following purposes all as set forth in the attached Proxy Statement:

1. ELECTION OF DIRECTORS. To elect six persons to the Board of Directors to serve until the 2001 Annual Meeting of Shareholders and until their successors have been elected and qualified. The following six persons are the Board of Directors' nominees:

     Michael A. Cohen                                    James G. LeSieur, III
     Robert W. Hodgson                                   John H. Norberg
     Eric D. Hovde                                       Richard L. Shepley

2. OTHER BUSINESS. To transact such other business as may properly come before the Meeting and at any and all adjournments thereof.

Only those shareholders of record at the close of business on July 14, 2000 shall be entitled to notice of, and to vote in person or by Proxy at, the Meeting. As set forth in the enclosed Proxy Statement, the Proxy is solicited by the Board of Directors of the Company. It is expected that this Notice of Proxy and accompanying Proxy Statement will be mailed to shareholders on or about July 21, 2000.


                                             By Order of the Board of Directors

                                             /s/ FRANK E. SMITH
                                             -----------------------------------
                                                 Frank E. Smith, Secretary


July 21, 2000

IT IS IMPORTANT THAT ALL SHAREHOLDERS VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE IN PERSON. IN ORDER TO FACILITATE THE PROVIDING OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                               WEST COAST BANCORP
                              535 East First Street
                            Tustin, California 92780
                                 (714) 730-4499


                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 August 22, 2000


                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the Annual Meeting of Shareholders (the "Meeting") by the Board of Directors of West Coast Bancorp, a California corporation (the "Company") to be held on Tuesday, August 22, 2000, at 5:30 p.m. at the offices of Sunwest Bank, 535 East First Street, Tustin, California 92780, and at any and all adjournments thereof. Robert W. Hodgson and James G. LeSieur, III, the designated proxy holders, are members of the Company's Board of Directors. It is expected that this Proxy Statement and the accompanying Notice of Proxy will be mailed to shareholders on or about July 21, 2000. Only shareholders of record on July 14, 2000 are entitled to vote in person or by proxy at the meeting or any adjournment thereof.

MATTERS TO BE CONSIDERED

The matters to be considered and voted upon at the Meeting will be:

         1. ELECTION OF DIRECTORS. To elect six persons to the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified.

         2. OTHER BUSINESS. To transact such other business as may properly come before the Meeting and at any and all adjournments thereof.

COST OF SOLICITATION OF PROXIES

         The Company will bear the costs of this solicitation, including the expense of preparing, assembling, printing and mailing this Proxy Statement and the material used in this solicitation of Proxies. It is contemplated that Proxies will be solicited principally through the mails, but directors, officers and regular employees of the Company may solicit Proxies personally or by telephone. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses in connection with forwarding these Proxy materials to their principals.

OUTSTANDING SECURITIES, VOTING RIGHTS AND REVOCABILITY OF PROXIES

         There were issued and outstanding 9,328,942 shares of the Company's common stock, no par value per share ("common stock"), on July 14, 2000, which has been set as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the Meeting.

         Each holder of common stock will be entitled to one vote, in person or by Proxy, for each share of common stock outstanding in his or her name on the books of the Company as of the record date for the Meeting on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares are entitled to be voted cumulatively if a shareholder present at the Meeting has given notice at the Meeting prior to the voting of his or her intention to vote his or her shares cumulatively. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Cumulative voting entitles a shareholder to give one nominee as many votes as is equal to the number of directors to be elected multiplied by the number of shares owned by such shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she sees fit.

         In the election of directors, if a quorum is present, the six candidates receiving the highest number of votes are elected. Discretionary authority to cumulate votes is hereby solicited by the Board of Directors, and return of an executed Proxy shall be the grant of such authority.

         If you hold your common stock in "street name" and you fail to instruct your broker or nominee as to how to vote such shares of common stock, your broker or nominee may, in its discretion, vote your shares "For" the election of the nominees for directors set forth herein.

         A Proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. It may also be revoked by attendance at the Meeting and election to vote thereat. Subject to such revocation, all shares represented by a properly executed Proxy received prior to or at the time of the

Meeting will be voted by Proxy Holders in accordance with the instructions on the Proxy. If no instruction is specified in respect to a matter to be acted upon, the shares represented by the Proxy will be voted "For" the election of the nominees for directors set forth herein. It is not anticipated that any matters will be presented at the Meeting other than as set forth in the accompanying Notice of Meeting. If, however, any other matters are properly presented at the Meeting, the Proxy will be voted in accordance with the best judgment and in the discretion of the Proxy Holders.

                        DIRECTORS AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

         The Bylaws of the Company provide that the Company shall have not less than five nor more than nine directors, unless changed by a bylaw amending
Section 3.3(a) of Article 3 of the Company's Bylaws, duly adopted by the vote or written consent of the Company's shareholders. The Bylaws further provide that the exact number of directors shall be fixed from time to time, within the foregoing range, by a bylaw or amendment thereof or a resolution duly adopted by the Board of Directors or by the shareholders. The number of directors is currently fixed at six.

         The individuals named below, all of whom are present members of the Board of Directors of the Company, will be nominated for election to serve until the next Annual Meeting of Shareholders and until their successors have been elected and qualified. Votes will be cast pursuant to the enclosed Proxy in such a way as to effect the election of said nominees, or as many thereof as possible, under applicable voting rules. In the event that any of the nominees should be unable or unwilling to accept nomination for election as a director, it is intended that the Proxy Holders will vote for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve if elected to office.

         None of the directors or executive officers was selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company acting within their capacity as such. There are no family relationships among directors or executive officers of the Company as of the date hereof.

         The following table sets forth certain information, as of July 14, 2000, with respect to those individuals who are to be nominated by the Board of Directors for election as directors.

                                                     Year First
                                                     Elected or
                                                    Appointed as
         Name of Director               Age            Director           Position with the Company
         ----------------               ---         ------------          -------------------------
         Eric D. Hovde                   36              1997              Chairman of the Board,
                                                                             President and CEO

         Michael A. Cohen                41              2000                     Director

         Robert W. Hodgson               59              1999                     Director

         James G. LeSieur, III           58              1998                     Director

         John H. Norberg                 43              2000                     Director

         Richard L. Shepley              55              1999                     Director

         Eric D. Hovde is currently the Chairman of the Board, President and Chief Executive Officer of the Company. Mr. Hovde also is Chairman of the Board of Sunwest Bank. Mr. Hovde has served as President of Hovde Financial, Inc. since 1987. Mr. Hovde also serves as Chairman of Hovde Securities, Inc., President of Hovde Capital, Inc., and Hancock Park Acquisitions, L.L.C., and is Managing Member of Hovde Capital, L.L.C., Hovde Acquisition, L.L.C., Financial Institution Partners, Ltd., Colonial Jefferson, L.L.C., and Western Acquisitions, L.L.C., and as a partner of 1824-1826 Jefferson Place, L.L.P.

         Michael A. Cohen is President of M. A. Cohen & Co., a real estate advisory services firm. From 1993 to 1997, Mr. Cohen served as a Principal of Cohen Financial, a real estate investment services firm. Mr. Cohen is a licensed real estate broker in the States of Illinois and California. Mr. Cohen also serves as a director of Sunwest Bank.

         Robert W. Hodgson has been self-employed as a consultant since 1995. From 1991 to 1995 Mr. Hodgson was employed by Independence One Bank of California, FSB, most recently as its Chief Operating Officer. Mr. Hodgson also served as Chief Executive Officer of First Collateral Services, Inc., a mortgage warehouse lending subsidiary of Independence One. Mr. Hodgson also serves as a director of Sunwest Bank.

         James G. LeSieur, III serves as President and Chief Executive Officer of Sunwest Bank. Mr. LeSieur joined Sunwest Bank in 1975 as Vice President and Cashier, was promoted to Senior Vice President and Controller, and later promoted to Executive Vice President and Chief Financial Officer. In 1991 Mr. LeSieur assumed the position of President. Mr. LeSieur is a director of Sunwest Bank.

         John H. Norberg is President and Chief Executive Officer of Standard Investment Chartered, Inc., a securities dealer and investment manager located in Tustin, California. Mr. Norberg is also President of Castillian Ventures and is a Director of Exhibit Art Displays. Mr. Norberg is a director of Sunwest Bank.

         Richard L. Shepley is Chief Investment Officer of Marshall Financial Partners, LLP, a private equity financial services investment fund. Mr. Shepley is a Director of Sunwest Bank, First State Bank of Eldorado, America's Mortgage Services Company, Inc., and IDL Mortgage Company.

         For information concerning executive officers of the Company see "FORM 10-KSB - ITEM 4.A - Executive Officers of the Registrant."

THE BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors of the Company presently has one committee, an Audit Committee. The Company does not have a standing Nominating Committee.

         The Audit Committee, which held four meetings in 1999, is currently composed of Mr. Hodgson and Mr. Norberg. The purpose of the Audit Committee, among other things, is to oversee the Company's internal controls and financial information reporting and to review the results of the independent audit.

         During 1999, the Board of Directors of the Company held 10 meetings. Each of the individuals who is a nominee and was a director of the Company during 1999 attended at least 75% of the aggregate of (1) the total number of Board meetings held during his term of service and (2) the total number of meetings held by all committees of the Board on which he served during his term of service.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on the review of the copies of such forms furnished to the Company, or a written representation that no Form 5 was required, the Company believes that, during the fiscal year ended December 31, 1999, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% shareholders were complied with.

                             EXECUTIVE COMPENSATION


         SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table sets forth certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and each of the other executive officers of the Company (determined as of the end of the last fiscal year) (the "Named Executives") for each of the fiscal years ended December 31, 1999, 1998 and 1997:

     SUMMARY COMPENSATION TABLE

                                                                           Annual Compensation
                                                         ----------------------------------------------------
                                                                                                   All Other
     Name and Principal Position            Year         Salary ($)    Bonus ($)     Other ($)       ($)(a)
     --------------------------------------------------------------------------------------------------------
     ERIC D. HOVDE (b)                      1999                --           --        8,000             --
     President and CEO, Company             1998                --           --        9,000             --
                                            1997                --           --        5,000             --

     JAMES G. LESIEUR, III (c)              1999           170,000       27,000        7,000          5,000
     President and CEO, Sunwest Bank        1998           170,000       35,000       10,000          5,000
                                            1997           140,000       48,000       31,000          5,000

     FRANK E. SMITH                         1999           125,000       20,000           --          5,000
     Executive Vice President, CFO and      1998           125,000       26,000           --          5,000
     Secretary, Company and Sunwest Bank    1997           125,000       22,000           --          4,000

-------------------
(a) Includes amounts contributed by the Company and its subsidiaries to the West Coast Bancorp 401(k) Profit Sharing Plan and allocated to the Named Executive's vested or unvested account under such plan.

(b) Mr. Hovde receives no salary for his services as President and CEO of the Company. Mr. Hovde's other annual compensation includes director's fees of $1,000 and $2,000 paid by the Company in 1999 and 1998, and director's fees of $7,000 in 1999, $7,000 in 1998 and $5,000 in 1997 paid by Sunwest Bank.

(c) Mr. LeSieur's other annual compensation represents director's fees of $2,000 in 1998 and $6,000 paid by Sunwest Bank in 1997, reimbursement of the employee portion of FICA of $7,000 in 1997, and an auto allowance of $7,000 in 1999, $8,000 in 1998, and $18,000 in 1997.


         STOCK OPTION GRANTS

         No stock options were granted to the Named Executives during 1999.

         AGGREGATED OPTION EXERCISES AND HOLDINGS

         The following table provides information with respect to the Named Executives concerning the exercise of options during the fiscal year ended December 31, 1999 and unexercised options held by the Named Executives as of December 31, 1999:


               AGGREGATED OPTION(A) EXERCISES IN FISCAL YEAR 1999
                          AND FY-END OPTION VALUES (a)

                                                        Number of Unexercised          Value of Unexercised In-the-
                           Shares        Value         Options at 12/31/99 (#)       Money Options at 12/31/99 ($)(b)
                        Acquired on     Realized    ----------------------------     --------------------------------
Name                    Exercise (#)      ($)       Exercisable    Unexercisable      Exercisable       Unexercisable
---------------------- --------------- ----------- -------------- --------------     ------------       -------------
Eric D. Hovde                --             --             --              --               --                N/A
James G. LeSieur             --             --         15,000              --            4,725                N/A
Frank E. Smith               --             --         30,000              --           10,388                N/A

----------------
(a) The Company has no plans pursuant to which stock appreciation rights may be granted. The current plan expired in September 1998.

(b) Value of unexercised "in-the-money" options is the difference between the ending reported sales price of the common stock on December 31, 1999 of $1.44 per share and the exercise price of the option, multiplied by the number of shares subject to the option.

         COMPENSATION OF DIRECTORS

         Directors receive a fee of $50 for each meeting attended.

EMPLOYMENT CONTRACTS

Mr. LeSieur entered into a one year employment agreement in effect until February 1, 2001 with Sunwest Bank. The agreement may be renewed annually each year for a one year term. Compensation under the agreement includes: a base salary of $170,000, participation in the Sunwest Bank employee incentive program and a special bonus. The special bonus is contingent on a Sunwest Bank merger, or 80% or more of its shares being sold, or substantially all of its assets being sold or transferred. The special bonus is based on a percentage payout of the difference between the purchase price and $9.5 million plus any additional capital contributions into Sunwest Bank. The percentage payout ranges from 2% to 5% and increases as the purchase price increases. The maximum special bonus payable is $300,000. The agreement provides for a severance payment of twelve months salary in the event that Mr. LeSieur is terminated without cause.
Mr. Smith entered into a one year employment agreement in effect until February 1, 2001 with Sunwest Bank. His agreement is similar to that of Mr. LeSieur's except the base salary is $125,000, the special bonus percentage payout ranges from 1% to 2.5% and the maximum special bonus payable is $150,000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following sets forth, as of July 14, 2000, the common stock ownership of each director and executive officer of the Company individually, all directors and executive officers as a group, and each person known by the Company to be the beneficial owner of more than 5% of the Company's common stock.

                                                                       Shares
                                                                        That           Total          Percent
                                                                       May Be        Beneficial         of
Name of Beneficial Owner                    Address                 Acquired(a)    Ownership(b)       Class(c)
--------------------------------------------------------------------------------------------------------------
DIRECTORS AND EXECUTIVE OFFICERS

Eric D. Hovde                       1826 Jefferson Place, NW               --       1,689,090(d)       18.11%
                                    Washington, DC 20036

Michael A. Cohen                    535 East First Street                  --              --            *
                                      Tustin, CA 92780

Robert W. Hodgson                         Same as above                    --              --            *

James G. LeSieur, III                     Same as above                15,000          72,000            *

John H. Norberg                           Same as above                    --         310,250(e)        3.4%

Richard L. Shepley                        Same as above                    --           4,100            *

Frank E. Smith                            Same as above                30,000          74,600            *

All Directors and Executive
  Officers (7 individuals)                                             45,000       2,150,040          22.9%

OTHER GREATER THAN 5% SHAREHOLDERS

Gerauld L. Hopkins                      318 Brahms Circle                  --         597,000           6.4%
                                        Wheaton, IL 60186

Western Acquisition Partners L.P.   1110 Lake Cook Road, Suite 165         --         735,500           7.9%
                                       Buffalo Grove, IL 60089

Western Acquisitions L.L.C.         1110 Lake Cook Road, Suite 165         --         735,500(f)        7.9%
                                       Buffalo Grove, IL 60089

-----------------
 *   Less than 1%

(a) Shares that may be acquired within 60 days of July 14, 2000 pursuant to the exercise of stock options.

(b) Except as otherwise noted below, each person has sole voting and investment power with respect to the shares listed.

(c) The percentage ownership interest of each individual or group is based upon the total number of shares of the Company's common stock outstanding plus the shares which the respective individual or group has the right to acquire within 60 days after July 14, 2000 through the exercise of stock options.

(d) Includes 735,500 shares owned by Western Acquisition Partners, L.P. for which Mr. Hovde disclaims beneficial ownership. See "Potential Changes in Control" below for other shares that may be acquired.

(e) Includes 150,000 shares of the Buttonwood Tree Value Fund and 117,000 shares in the Richard Greenfield Tree Trust for which Mr. Norberg disclaims beneficial ownership.

(f) Includes 735,500 shares owned by Western Acquisition Partners, L.P. Western Acquisitions L.L.C. serves as the general partner of Western Acquisition Partners, L.P.

CHANGE IN CONTROL

         Pursuant to a commitment letter entered into as of July 30, 1997, by and between John B. Joseph, in his individual capacity and on behalf of certain entities under his control (the "Sellers"), and Eric D. Hovde, as amended, Eric
D. Hovde agreed to purchase 893,090 shares of the Company's common stock beneficially owned by the Sellers as well as any after-acquired shares. Subject to the provisions of the commitment letter, which provisions include the receipt of any required regulatory approvals, the purchase was to occur on a business day not later than December 31, 1998. Mr. Hovde has loaned approximately $678,000 to the Sellers. The loans were secured by 893,090 shares of the Company's common stock beneficially owned by the Sellers. The loans became due on December 31, 1998. Approval from the Federal Reserve Bank of San Francisco was received in June 2000 and Mr. Hovde acquired the 893,090 shares as payment in full of the loans on June 30, 2000. Mr. Hovde is the beneficial owner of 953,590 shares of the Company's common stock; an affiliate of Mr. Hovde, Western Acquisition Partners, L.P. ("Western"), is the beneficial owner of 735,500 shares of the Company's common stock as to which Mr. Hovde disclaims beneficial ownership. Mr. Hovde and Western beneficially own 10.2% and 7.9%, respectively, or 18.1% in the aggregate.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Some of the directors and officers of the Company and its subsidiaries and the entities with which they are associated are customers of, and have had banking transactions with, the Company's banking subsidiary Sunwest Bank, in the ordinary course of Sunwest Bank's business during 1999 and may have banking transactions with such persons in the future. All fees incurred and banking transactions were made in compliance with applicable laws and on substantially the same terms, including interest rates, as those prevailing for comparable transactions with other persons and, in the opinion of the Boards of Directors of the Company and Sunwest Bank, did not present any other unfavorable features.

         At December 31, 1999, no loans to directors were outstanding. During the year ended December 31, 1999, new loans totaling $16,000 were granted to directors and repayments totaled $101,000.

         In January 1998, the Company executed a note and security agreement with a corporation owned by its former President and Chairman, John B. Joseph. The note was in the amount of $514,000 representing unpaid fees for services. The note bears interest at 9%, payable monthly, with principal due January 29, 2001. Principal payments of $100,000 were made during 1998 and currently the note has a balance of $414,000. The note is secured by five shares of Sunwest Bank stock. An unrelated third party acquired the note in April 1999.

         In 1998 Eric D. Hovde acquired a note payable by the Company to a nonaffiliated party. The terms of the note remained unchanged with an interest rate of prime plus 2% and a maturity date of June 30, 2001.

                              INDEPENDENT AUDITORS

         The Board of Directors has not yet selected independent auditors for the fiscal year ending 2000 as the Board customarily does not select its independent auditors until later in the year. Prior to making its selection, the Board of Directors may solicit bids from several independent public accounting firms, including Arthur Andersen LLP, the Company's independent auditors for the year ended 1999. Representatives of Arthur Andersen LLP will be present at the Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from shareholders.

                            PROPOSALS OF SHAREHOLDERS

         Under certain circumstances shareholders are entitled to present proposals at shareholder meetings. Any such proposal to be included in the Proxy Statement for the Company's 2001 Annual Meeting of Shareholders must be submitted by a shareholder prior to March 23, 2001 in a form that complies with applicable regulations. In addition, in the event a shareholder proposal is not submitted to the Company prior to June 6, 2001, the proxy to be solicited by the Board of Directors for the 2001 Annual Meeting of Shareholders will confer authority on the holders of the proxy to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the 2001 Annual Meeting of Shareholders without any discussion of the proposal in the proxy statement for such meeting.

                                  ANNUAL REPORT

         The Company's annual report for the year ended December 31, 1999 accompanies this Proxy Statement. The annual report contains consolidated financial statements of the Company and its subsidiaries and the report thereon of Arthur Andersen LLP, independent public accountants.

         UPON WRITTEN REQUEST OF ANY PERSON ENTITLED TO VOTE AT THE MEETING, ADDRESSED TO FRANK E. SMITH, SECRETARY, WEST COAST BANCORP, 535 EAST FIRST STREET, TUSTIN, CALIFORNIA 92780, THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR FISCAL 1999, INCLUDING THE FINANCIAL STATEMENTS, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934.

                                 OTHER BUSINESS

         The Board of Directors knows of no other business that will be presented for consideration at the Meeting other than that stated in the Notice of Meeting. If, however, other matters are properly brought before the Meeting, it is the intention of the individuals named in the accompanying form of Proxy to vote the shares represented thereby in accordance with their best judgment and in their discretion, and authority to do so is included in the Proxy.


                                       WEST COAST BANCORP


                                       By: /s/ ERIC D. HOVDE
                                           -------------------------------------
                                           Eric D. Hovde, Chairman of the Board,
                                           President and Chief Executive Officer

DATED: July 21, 2000

                              (FRONT OF PROXY CARD)

REVOCABLE PROXY                                                  REVOCABLE PROXY

                         WEST COAST BANCORP - PROXY CARD

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned shareholder(s) of West Coast Bancorp ("the Company") hereby nominates, constitutes and appoints Robert W. Hodgson and James G. LeSieur, III, proxies, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held at the offices of Sunwest Bank, 535 East First Street, Tustin, California on Tuesday, August 22, 2000 at 5:30 p.m., and any adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally thereat, as follows:


       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

                              (BACK OF PROXY CARD)

                                                        Please mark
                                                        your votes as
                                                        indicated in   [X]
                                                        this example

                                               I plan to attend the Meeting. [ ]


1. ELECTION OF DIRECTORS

   FOR all nominees                         WITHHOLD
 listed below (except                      AUTHORITY
   as marked to the                     to vote for all
   contrary below).                   nominees listed below.

        [ ]                                   [ ]

   Michael A. Cohen                   James G. LeSieur, III
   Robert W. Hodgson                     John H. Norberg
     Eric D. Hovde                     Richard L. Shepley



Instructions: To withhold authority for any one or more nominees, write that nominee(s) name(s) in the space provided below).


---------------------------------------------------

2. OTHER BUSINESS. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Meeting and any and all adjournment or adjournments thereof.

                         FOR          AGAINST         ABSTAIN
                         [ ]            [ ]             [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE, IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED BY THE PROXY HOLDERS IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS.

The undersigned hereby ratifies and confirms all that said proxy holders, or either of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies hereof given by the undersigned to vote at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and Proxy Statement accompanying said notice.

                                   Dated:
                                         -------------------------------------


                                   -------------------------------------------
                                   Number of Shares

                                   -------------------------------------------
                                   (Name of Shareholder, Printed)

                                   -------------------------------------------
                                   (Signature of Shareholder)

                                   -------------------------------------------
                                   (Name of Shareholder, Printed)

                                   -------------------------------------------
                                   (Signature of Shareholder)

                                   (Please date this Proxy and sign your name as it appears on your stock certificate(s). Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.)

                                   THIS PROXY WILL BE VOTED "FOR" THE ELECTION
                                   OF ALL NOMINEES UNLESS AUTHORITY TO DO SO
                                   IS WITHHELD FOR ALL NOMINEES OR FOR ANY
                                   INDIVIDUAL NOMINEE. PLEASE SIGN, DATE AND
                                   RETURN THIS PROXY AS PROMPTLY AS POSSIBLE
                                   IN THE POSTAGE PREPAID ENVELOPE PROVIDED.